SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                   May 3, 2005

                             CELERITY SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

               Delaware                814-00631           52-2050585
     (State or other jurisdiction     (Commission         (IRS Employer
           of incorporation)         File Number)      Identification No.)


146 Maryville Pike Suite 201, Knoxville, Tennessee              37920.
     (Address of principal executive offices)                 (Zip code)

Registrant's telephone number, including area code:         (865) 539-5300

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.01. Changes in Registrant's Certifying Accountant.

      (b) Engagement of Certified Public Accountants

            (i) Effective May 3, 2005, Celerity Systems, Inc. (the "Registrant"), based upon the recommendation of and approval by the Registrant's audit committee and the Board of Directors, approved a resolution to engage the services of HJ & Associates, L.L.C. ("HJ & Associates") as its certified pubic accountants.

            (ii) The Registrant did not consult HJ & Associates on any matters described in paragraph (a)(2)(i) or (ii) of Item 304 of Regulation S-B during the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging HJ & Associates.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 6, 2005                   CELERITY SYSTEMS, INC.


                                       By:    /s/ Robert Legnosky
                                              ------------------------
                                       Name:  Robert Legnosky
                                       Title: President, Chief Executive Officer
                                              and Chairman of the Board